EXHIBIT I:    Agreement pursuant to Rule 13d-1(f) filed herewith


        Pursuant to Rule 13d-1(f) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                                            MAFCO HOLDINGS INC.

                                            By: /s/ Joram C. Salig
                                            -----------------------------
                                            Name:  Joram C. Salig
                                            Title: Vice President


                                            PX HOLDING CORPORATION

                                            By: /s/ Joram C. Salig
                                            -----------------------------
                                            Name:  Joram C. Salig
                                            Title: Vice President


                                            PX MERGER CORPORATION

                                            By: /s/ Joram C. Salig
                                            -----------------------------
                                            Name:  Joram C. Salig
                                            Title: Vice President